Exhibit 99.2

                       SETTLEMENT AGREEMENT AND RELEASE

                  SETTLEMENT AGREEMENT AND RELEASE (the "Settlement Agreement"), dated as of October 4, 2006, by and among Enron Corp. ("ENE"), Enron North America Corp. ("ENA"), Enron Energy Services, Inc. ("EESI"), Enron Power Marketing, Inc. ("EPMI") and Enron Energy Services, LLC ("EESLLC" and, collectively, with Enron, ENA, EESI, EPMI, and EESLLC, "Enron"), Cortez Energy Services, LLC ("Cortez"), McGarret I, LLC ("McGarret I"), McGarret II, LLC ("McGarret II"), McGarret III, LLC ("McGarret III"), EES Warrant Trust ("EES Trust" and, collectively with Cortez, McGarret I, McGarret II, and McGarret III, the "Non-Debtor Enron Entities"), NewPower Holdings, Inc. ("NewPower Holdings"), The New Power Company ("NewPower Company"), TNPC Holdings, Inc. ("TNPC Holdings" and, collectively with NewPower Holdings and NewPower Company, "NewPower"), and Rufus T. Dorsey, IV (the "Examiner"), examiner for NewPower Holdings and TNPC Holdings. Enron, as reorganized, the Non-Debtor Enron Entities, NewPower, as reorganized, and the Examiner are each a "Party" hereto and are referred to herein, collectively, as the "Parties".

                                   RECITALS

                  A. On March 14, 2001, Enron and NewPower entered into a Master Cross-Product Netting, Setoff, and Security Agreement (the "Master Agreement") concerning a series of commodity purchase and swap transactions.

                  B. On October 18, 2001, Enron and NewPower amended the Master Agreement through the Second Amendment to Master Netting Agreement (the "Second Agreement"), pursuant to which Enron held approximately $70 million in collateral posted by NewPower (the "Pledged Collateral") and Enron secured claims against NewPower for an additional $28 million (the "Secured Claims").

                  C. Enron and the Non-Debtor Enron Parties, collectively, presently own 31,666,800 shares of NewPower Holdings common stock (the "Enron Shares"), and 24,117,800 warrants for the purchase of NewPower Holdings common stock (the "EES Warrants" and, collectively with the Enron Shares, the "Enron Equity Interests"), collectively representing approximately 43.8% of the total outstanding equity ownership of NewPower.

                  D. On December 2, 2001, and periodically thereafter, ENE and certain of its affiliated entities filed voluntary petitions for relief pursuant to chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Enron Bankruptcy Court"), jointly administered as Case No. 01-16034
(AJG) (the "Enron Chapter 11 Case");

                  E. Following commencement of the Enron Chapter 11 Case, Enron and NewPower negotiated a resolution of disputes arising under several contracts between NewPower and Enron, including the Master Agreement and the Second Agreement (the "First NewPower Settlement"), whereby NewPower allowed Enron to foreclose on the Pledged Collateral and NewPower gave Enron a secured note in the amount of $28 million (the "Secured Note") in payment of the Secured Claims.

                  F. On March 1, 2002, Enron filed a motion (the "NewPower Settlement Motion"), pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), seeking the Enron Bankruptcy Court's approval of the First NewPower Settlement and, on March 28, 2002, following notice and hearing, the Enron Bankruptcy Court entered an order (the "First NewPower Settlement Order"), authorizing and approving the First NewPower Settlement.

                  G. On June 11, 2002, NewPower and certain of its affiliates filed petitions for relief pursuant to chapter 11 of title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "NewPower Bankruptcy Court"), jointly administered as Case No. 02-108351 (WHD) (the "NewPower Chapter 11 Cases").

                  H. Enron filed timely proofs of claim in each of the NewPower Chapter 11 Cases, asserting secured claims in excess of $28,000,000 for outstanding principal and interest due and owing on the Secured Note pursuant to the First NewPower Settlement, plus attorneys' fees and expenses incurred in connection therewith (collectively, the "Enron Claims").

                  I. On November 1, 2002, NewPower advised Enron that neither NewPower nor the statutory committee of unsecured creditors appointed in the NewPower Chapter 11 Cases (the NewPower Committee") could find any basis for objecting to the Enron Claims, and, as a result thereof, on or about November 5, 2002, NewPower paid to Enron $28,485,958.30 pursuant to the terms and conditions of a cash collateral order entered in the NewPower Chapter 11 Cases.

                  J. NewPower and the NewPower Committee filed objections with the NewPower Bankruptcy Court to Enron's claim for attorneys' fees and costs. On or about January 15, 2003, NewPower, Enron, and the NewPower Committee entered into a settlement, approved by the NewPower Bankruptcy Court, pursuant to which NewPower agreed to pay $137,000 in attorney's fees and costs to Enron, and Enron agreed to withdraw the Enron Claims (the "Second NewPower Settlement").

                  K. On January 17, 2003, the NewPower Bankruptcy Court entered an Order Approving United States Trustee's Motion for Appointment of an Examiner and Denying Motion for Appointment of Committee of Equity Security Holders, and on March 12, 2003, the NewPower Bankruptcy Court entered a Consent Order Amending and Clarifying the Examiner Order (collectively, the "Examiner Order").

                  L. On February 12, 2003, with respect to NewPower, and August 15, 2003, with respect to NewPower Holdings and TNPC Holdings, the NewPower Bankruptcy Court entered orders (the "NewPower Confirmation Orders") confirming the Second Amended Chapter 11 Plan of the NewPower Debtors (the "NewPower Plan").

                  M. On February 14, 2003, the NewPower Bankruptcy Court issued an order (the "Second NewPower Settlement Order") approving the Second NewPower Settlement, and shortly thereafter, the Second NewPower Settlement was consummated.

                  N. On July 15, 2004, the Enron Bankruptcy Court entered an order (the "Enron Confirmation Order") confirming the Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated July 2, 2004 (the "Enron Plan") and thereafter, on November 17, 2004, the Plan was consummated and Enron emerged from chapter 11.

                  O. On September 17, 2004, the NewPower Bankruptcy Court entered an order (the "Interim Distribution Order") (1) authorizing NewPower to make interim distributions to certain holders of equity interests in the NewPower Chapter 11 Cases and (2) directing NewPower to establish an interest-bearing account, entitled "Reserve for Shareholder Distributions", into which NewPower deposited $30,806,204 on behalf of Enron and the Non-Debtor Enron Entities (the "Enron Reserve").

                  P. On September 24, 2004, the Examiner commenced litigation entitled Rufus T. Dorsey, IV, Examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc. v. Enron Corp., et al., Adv. Pro. No. 04-04303, in the Enron Bankruptcy Court (the "Adversary Proceeding") seeking to recover NewPower's prior payment on the Secured Note, recharacterize the indebtedness evidenced by the Secured Note as equity in NewPower Holdings, and to equitably subordinate all of the equity interests in NewPower Holdings held or asserted by Enron and the Non-Debtor Enron Entities.

                  Q. On March 29, 2005, the Examiner, through his counsel Parker, Hudson, Rainer & Dobbs LLP (the "Examiner's Counsel"), filed a pleading in the NewPower Bankruptcy Court entitled "Objection of Examiner to Equity Interests of Enron Parties" (the "Objection"), seeking to disallow the Enron Equity Interests.

                  R. In response to the Objection, Enron filed a motion (the "Sanctions Motion") in the Enron Bankruptcy Court, seeking an order enforcing the automatic stay and Enron Plan injunction, and imposing sanctions on the Examiner and the Examiner's Counsel for a knowing violation of the automatic stay in the Enron Chapter 11 Case.

                  S. The Enron Bankruptcy Court and the NewPower Bankruptcy Court thereafter entered orders referring Enron and the Examiner to mediation and staying further pursuit of the Adversary Proceeding, the Objection, and the Sanctions Motion (collectively, the "Pending Litigation") pending completion of such mediation.

                  T. As represented by NewPower in the NewPower Debtor's Monthly Financial Reports (Business) for the Period from 5/31/06 to 6/30/2006 filed by NewPower with the NewPower Bankruptcy Court (the "NewPower June Report"), as of June 30, 2006, the Enron Reserve held $31,169,375.49, for the benefit of Enron and the Non-Debtor Enron Entities.

                  U. As represented by NewPower in the NewPower June Report, NewPower maintains an interest-bearing money market account which, as of June 30, 2006, held $16,277,571.50 (the "NewPower Money Market Account"), as part of the NewPower bankruptcy estate.

                  V. Enron, the Non-Debtor Enron Entities, NewPower and the Examiner wish to avoid the risks and expenses attendant to the Pending Litigation, and, without any Party admitting fault, liability or wrongdoing, to resolve the issues surrounding the Pending Litigation as set forth in this Settlement Agreement, subject to approval by the Enron Bankruptcy Court and the NewPower Bankruptcy Court.

                  NOW THEREFORE, for fair consideration and reasonably equivalent value for the exchanges and releases contemplated herein, the Parties hereby agree as follows:

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

                  For purposes of this Settlement Agreement, the following terms shall have the following meanings:

              1.1 Affiliates. A Person directly or indirectly controlled by, controlling, or under common control with, another Person. For the purposes of this definition, "control" means, when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

              1.2 Allowed. The term "Allowed" shall have the meaning ascribed to such term in the NewPower Plan.

              1.3 Applicable Law. Any statute, law, rule or regulation or any judgment, order, consent order, stipulated agreement, ordinance, writ, injunction or decree of any Governmental Entity.

              1.4 Business Day. A day other than a Saturday, Sunday, or any other day on which commercial banks are required or authorized to close by law or executive order.

              1.5 Effective Date. The date this Settlement Agreement shall become effective pursuant to Section 5.1 hereof.

              1.6 Enron Reserve. The amount held in the reserve established by NewPower on account of the Enron Equity Interests pursuant to the Interim Distribution Order, which reserve amount, including principal and accrued interest, totaled $31,169,375.49 as of June 30, 2006.

              1.7 Enron Reserve Distribution. An amount equal to the balance of the Enron Reserve reflected on the NewPower June Report, plus any and all interest accrued on such balance after June 30, 2006, minus $5,725,000.

              1.8 Final Order. An order of a court after which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or any other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Parties or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any comparable rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order; provided further, that an order that is subject to appeal may be treated as a Final
Order if no stay of such order has been obtained or is in effect, and the Parties consent to treating such order as a Final Order.

              1.9 Governmental Entity. Any domestic court or tribunal in any domestic jurisdiction or any federal, state, municipal or local government or other governmental body, agency, authority, district, department, commission, board, bureau, or other instrumentality, arbitrator or arbitral body (domestic or foreign), including any joint action agency, public power authority, public utility district, or other similar political subdivision.

              1.10 Person. Any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, Governmental Entity or other entity.

                                  ARTICLE II
                           COMPROMISE AND SETTLEMENT

              2.1 Enron Claims and Enron Equity Interests. Upon the Effective
Date:

                  a. The Enron Claims and Enron Equity Interests shall be fully and finally Allowed for all purposes in the NewPower Bankruptcy Case.

                  b. NewPower's and the Examiner's signature on this Settlement Agreement shall constitute their written consent to allowance of the Enron Equity Interests and the Enron Claims as required by Section 12.1(a) of the NewPower Plan.

                  c. Enron and the Non-Debtor Enron Entities shall receive any and all distributions from the NewPower bankruptcy estate to which they are entitled on account of the Enron Equity Interests under the Interim Distribution Order, the NewPower Plan, and this Settlement Agreement.

Provided, however, that Enron and the Non-Debtor Enron Parties hereby waive their rights to receive the first $5,725,000 (the "Settlement Amount") of the Enron Reserve, and such amount shall be retained by NewPower in full and final settlement of any and all disputes relating to the allowance or disallowance, validity or invalidity, and priority or subordination of the Enron Claims and the Enron Equity Interests.

              2.2 Enron Reserve Distribution. On the Effective Date, NewPower shall transfer the Enron Reserve Distribution to Enron and the Non-Debtor Enron Entities in amounts representing each such entity's respective ownership of the Enron Equity Interests as of the date of this Settlement Agreement, as follows:

                  a. To Enron Energy Services, LLC: JPMorgan Chase Bank, ABA Number 021000021; Credit: Enron Estate Collections, Account Number 304-194077;
Reference: [NewPower/EESLLC settlement];

                  b. To Cortez Energy Services, LLC: JPMorgan Chase Bank, ABA Number 021000021; Credit Enron Estate Consolidated Non-Debtor Account Number 904-119270; Reference [NewPower/Cortez settlement];

                  c. To McGarret I: JPMorgan Chase Bank, ABA Number 021000021; Credit Enron Estate Consolidated Non-Debtor Account Number 904-119270; Reference [NewPower/McGarret I settlement];

                  d. To McGarret II: JPMorgan Chase Bank, ABA Number 021000021; Credit Enron Estate Consolidated Non-Debtor Account Number 904-119270; Reference [NewPower/McGarret II settlement];

                  e. To McGarret III: JPMorgan Chase Bank, ABA Number 021000021; Credit Enron Estate Consolidated Non-Debtor Account Number 904-119270; Reference [NewPower/McGarret III settlement]; and

                  f. To EES Trust: JPMorgan Chase Bank, ABA Number 021000021; Credit Enron Estate Consolidated Non-Debtor Account Number 904-119270; Reference [NewPower/EES Warrant Trust settlement];

              2.3 Future Distributions. As of the Effective Date and following completion of the Enron Reserve Distribution:

                  a. On or before December 14, 2006, NewPower shall make a distribution of the balance of the NewPower Money Market Account, less (i) an amount, determined by NewPower in its sole and absolute discretion, to be held in reserve sufficient to pay any reasonable expenses incurred or to be incurred in the NewPower Chapter 11 Cases and (ii) any amounts allocable to the equity interests held by Lou Pai or Lanna Pai, to all holders of equity in the NewPower Chapter 11 Cases, including, but not limited to, Enron and the Non-Debtor Enron Entities (the "Subsequent NewPower Distribution"), which amount of reasonable expenses and amounts allocable to the equity interests of Lou Pai or Lanna Pai shall be disclosed, in the aggregate, in a filing to be made with the NewPower Bankruptcy Court on or before the Subsequent NewPower Distribution. Each of Enron and the Non-Debtor Enron Entities shall be entitled to receive their pro rata portion of the Subsequent NewPower Distribution in amounts representing their respective ownership of the Enron Equity Interests as of the date of this Settlement Agreement.

                  b. Distributions to holders of equity interests in the NewPower Chapter 11 Cases occurring after the Subsequent NewPower Distribution (collectively, the "Future Distributions") shall be paid solely to ENE at JPMorgan Chase Bank, ABA Number 021000021, Enron Estate Collections account number 304-194077, reference "NewPower/Enron Settlement." In any Future Distributions, and based upon the deemed cancellation pursuant to the provisions of Section 2.6 hereof; (a) ENE shall be deemed to be the owner of:
(i) the McGarret Shares, (ii) the Enron Equity Interests held by EESLLC as of the date of this Settlement Agreement; (iii) the Enron Equity Interests held by Cortez as of the date of this Settlement Agreement, and (iv) the Enron Equity Interests held by the EES Trust immediately following exercise of the EES Warrants pursuant to Section 2.5 of this Settlement Agreement; and (b) ENE shall be entitled to receive any Future Distributions as a result of such deemed ownerships in amounts calculated pursuant to the methodology employed to make any Future Distributions to entities other than Enron and the Non-Debtor Enron Entities.

              2.4 Treatment of Settlement Amount. Notwithstanding any provision to the contrary in the NewPower Plan or Section 2.3 hereof, Enron and the Non-Debtor Enron Entities shall not directly receive any subsequent pro rata distribution of the Settlement Amount (the "Settlement Amount Distribution") to the holders of allowed equity interests in NewPower Holdings in accordance with the NewPower Plan; provided, however, that nothing contained herein shall be construed or applied to preclude Enron and the Non-Debtor Enron Entities from indirectly receiving any portion of the Settlement Amount Distribution by virtue of Enron's or the Non-Debtor Enron Entities' claims against or ownership interests in LJM2-TNPC, LLC.

              2.5 Exercise of EES Warrants. On the Effective Date, the EES Warrants shall be converted to common shares in NewPower Holdings through a cashless exercise of the EES Warrants pursuant to the formula set forth in Exhibit A to the NewPower Plan.

              2.6 Cancellation of Certain Enron Shares: Immediately following distribution of the Subsequent NewPower Distribution, and subject to the provisions of Section 2.3 hereof, the Enron Shares held by (i) McGarrett I, McGarrett II, and McGarrett III (collectively, the "McGarrett Shares"), (ii) the EES Trust (the "EES Shares"), (iii) EESLLC (the "EESLLC Shares"), and (iv) Cortez (the "Cortez Shares"), shall be cancelled and neither McGarrett I, McGarrett II, McGarrett III, the EES Trust, Cortez, nor EESLLC shall have any further ownership interest in NewPower.

              2.7 Resolution of Pending Litigation. On or before the expiration of five (5) Business Days following the Effective Date, each of the Parties shall take the following actions to resolve the Pending Litigation:

                  a. The Examiner shall dismiss the Adversary Proceeding with prejudice and shall file a notice of such dismissal in substantially the form annexed hereto as Exhibit "A" with the clerk of the Enron Bankruptcy Court;

                  b. The Examiner shall withdraw the Objection with prejudice and shall file a notice of such withdrawal in substantially the form annexed hereto as Exhibit `B" with the Clerk of the NewPower Bankruptcy Court; and

                  c. Enron shall withdraw the Sanctions Motion with prejudice and shall file a notice of such withdrawal in substantially the form annexed hereto as Exhibit "C" with the Clerk of the Enron Bankruptcy Court.

              2.8 Examiner Involvement. Notwithstanding any provision contained in this Article II to the contrary, Enron, the Non-Debtor Enron Entities and NewPower agree that (a) Sections 2.3, 2.5 and 2.6 hereof represent an agreement and understanding among Enron, the Non-Debtor Enron Entities and NewPower and the Examiner is not intended to be a party thereto and shall have no obligation or liability to any Party with respect to such provisions, and (b) in the event that a dispute arises with respect to the interpretation, performance or enforcement of Section 2.3, 2.5, 2.6 or 5.3(c) hereof, and litigation, arbitration or mediation is commenced to resolve such dispute, none of Enron, the Non-Debtor Enron Entities and NewPower shall name or seek to add the Examiner as a party to such litigation, arbitration or mediation, and the resolution of such dispute, whether by judgment, agreement or otherwise, shall not impose any obligation or liability upon the Examiner; provided, however, that, in the event that any such dispute is resolved by an agreement of Enron, the Non-Debtor Enron Entities and NewPower to amend
Section 2.3, 2.5, 2.6 or 5.3(c) hereof, the Examiner shall consent thereto as a Party provided that such amendment does not impose any obligation or liability upon the Examiner and does not conflict with any of the rights, remedies or duties of the Examiner in accordance with the Examiner Order.

                                 ARTICLE III
                          MUTUAL WAIVERS AND RELEASES

              3.1 Releases by Enron. As of the Effective Date and completion of the Enron Reserve Distribution:

                  a. Enron, for itself, its successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges NewPower and its Affiliates and each of their past, present and future officers, directors, partners, members, employees, agents, attorneys and servants (collectively, the "NewPower Released Parties") from any and all claims, proofs of claim, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other Applicable Law, whether known or unknown, matured or unmatured, anticipated or unanticipated, which Enron and its successors and assigns ever had, now have or may ever have, arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or any other matter raised in or related to the Pending Litigation, including, but not limited to, any event, transaction, matter, circumstance or fact concerning the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or the Pending Litigation that is or may be disclosed as a result of the Enron Investigative Matters, as defined in Section 4.4 hereof (collectively referred to herein as the "Enron Causes of Action"); provided, however, that, except as provided in Sections 2.1 and 2.4 hereof, Enron does not hereby waive, release or discharge any of the NewPower Released Parties from any of their obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan,
(iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order; and, provided, further, that, notwithstanding the foregoing proviso, upon the Effective Date and (1) the withdrawal of the Objection and the Adversary Proceeding and (2) the completion of the Enron Reserve Distribution, Enron shall waive, release and discharge the NewPower Released Parties from any claims and causes of action with respect to the Enron Plan and the Enron Confirmation Order as such claims and causes of action relate to the Sanctions Motion.

                  b. Enron, for itself, its successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges the Examiner and his Affiliates and each of their past, present and future officers, directors, partners, members, employees, agents, attorneys and servants (collectively, the "Examiner Released Parties") from the Enron Causes of Action; provided, however, that, except as provided in Sections 2.1 and 2.4 hereof, Enron does not hereby waive, release or discharge the Examiner Released Parties from any of their obligations under (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order; and, provided, further, that, notwithstanding the foregoing proviso, upon the Effective Date (1) and the withdrawal of the Objection and the Adversary Proceeding and (2) the completion of the Enron Reserve Distribution, Enron shall waive, release and discharge the Examiner Released Parties from any claims and causes of action with respect to the Enron Plan and the Enron Confirmation Order as such claims and causes of action relate to the Sanctions Motion.

              3.2 Releases by the Non-Debtor Enron Entities. As of the Effective Date and completion of the Enron Reserve Distribution:

                  a. The Non-Debtor Enron Entities, for themselves, their successors and assigns, and all Persons claiming by, through or under any of them, hereby waive, release and forever discharge the NewPower Released Parties from any and all claims, proofs of claim, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other Applicable Law, whether known or unknown, matured or unmatured, anticipated or unanticipated, which the Non-Debtor Enron Entities and their successors and assigns ever had, now have or may ever have, arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or any other matter raised in or related to the Pending Litigation, including, but not limited to, any event, transaction, matter, circumstance or fact concerning the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or the Pending Litigation that is or may be disclosed as a result of the Enron Investigative Matters, as defined in Section 4.4 hereof (collectively referred to herein as the "Non-Debtor Enron Entities Causes of Action"); provided, however, that, except as provided in Sections 2.1 and 2.4 hereof, the Non-Debtor Enron Entities do not hereby waive, release or discharge any of the NewPower Released Parties from any of their obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order; and, provided, further, that, notwithstanding the foregoing proviso, upon the Effective Date and (1) the withdrawal of the Objection and the Adversary Proceeding and (2) the completion of the Enron Reserve Distribution, the Non-Debtor Enron Entities shall waive, release and discharge the NewPower Released Parties from any claims and causes of action with respect to the Enron Plan and the Enron Confirmation Order as such claims and causes of action relate to the Sanctions Motion.

                  b. The Non-Debtor Enron Entities, for themselves, their successors and assigns, and all Persons claiming by, through or under any of them, hereby waive, release and forever discharge the Examiner Released Parties from the Non-Debtor Enron Entities Causes of Action; provided, however, that, except as provided in Sections 2.1 and 2.4 hereof, the Non-Debtor Enron Entities do not hereby waive, release or discharge the Examiner Released Parties from any of their obligations under (i) this Settlement Agreement, (ii) the NewPower Plan,

(iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order and, provided, further, that, notwithstanding the foregoing proviso, upon the Effective Date and (1) the withdrawal of the Objection and the Adversary Proceeding and (2) the completion of the Enron Reserve Distribution, the Non-Debtor Enron Entities shall waive, release and discharge the Examiner Released Parties from any claims and causes of action with respect to the Enron Plan and the Enron Confirmation Order as such claims and causes of action relate to the Sanctions Motion.

                  c. The Non-Debtor Enron Entities, for themselves, their successors and assigns, and all Persons claiming by, through or under any of them, hereby waive, release and forever discharge Enron from the Non-Debtor Enron Entities Causes of Action; provided, however, that notwithstanding anything else contained herein, the Non-Debtor Enron Entities do not hereby waive, release or discharge Enron from any of their obligations under (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order.

              3.3 Releases by NewPower. As of the Effective Date and completion of the Enron Reserve Distribution:

                  a. NewPower, for itself, its successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges Enron and its Affiliates and each of their past (other than Lou Pai and his successors in interest), present and future officers, directors, partners, members, employees, agents, attorneys and servants (collectively, the "Enron Released Parties") from any and all claims, proofs of claim, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other Applicable Law, whether known or unknown, matured or unmatured, anticipated or unanticipated, which NewPower and its successors and assigns ever had, now have or may ever have, arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or any other matter raised in or related to the Pending Litigation, including, but not limited to, any event, transaction, matter, circumstance or fact concerning the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or the Pending Litigation that is or may be disclosed as a result of the Enron Investigative Matters, as defined in Section 4.4 hereof (collectively referred to herein as the "NewPower Causes of Action"); provided, however, that, except as otherwise provided herein, NewPower does not hereby waive, release or discharge any of the Enron Released Parties from any of their other obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order.

                  b. NewPower, for itself, its successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges the Non-Debtor Enron Entities and their Affiliates and each of their past (other than Lou Pai and his successors in interest), present and future officers, directors, partners, members, employees, agents, attorneys and servants (collectively, the "Non-Debtor Enron Entities Released Parties") from the NewPower Causes of Action; provided, however, that, except as otherwise provided herein, NewPower does not hereby waive, release or discharge any of the Non-Debtor Enron Entities Released Parties from any of their other obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order.

              3.4 Releases by the Examiner. As of the Effective Date and the completion of the Enron Reserve Distribution:

                  a. The Examiner, for himself, his successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges the Enron Released Parties from any and all claims, proofs of claim, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other Applicable Law, whether known or unknown, matured or unmatured, anticipated or unanticipated, which the Examiner and his successors and assigns ever had, now have or may ever have, either directly by the Examiner or on behalf of NewPower, arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or any other matter raised in or related to the Pending Litigation, including, but not limited to, any event, transaction, matter, circumstance or fact concerning the Master Agreement, the Second Agreement, the First NewPower Settlement, the Second NewPower Settlement, or the Pending Litigation that is or may be disclosed as a result of the Enron Investigative Matters, as defined in Section 4.4 hereof (collectively referred to herein as the "Examiner Causes of Action"); provided, however, that, except as otherwise provided herein, the Examiner does not hereby waive, release or discharge any of the Enron Released Parties from any of their other obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or
(vi) the Interim Distribution Order; and, provided, further, that nothing herein is intended, or shall be construed, as a release, waiver or discharge of any claim, objection, demand, action, right, remedy or cause of action of any kind or nature the Examiner may be authorized to investigate and pursue under the Examiner Order against any Person other than the Enron Released Parties and the Non-Debtor Enron Entities Released Parties, including, without limitation, Lou Pai and Lanna Pai.

                  b. The Examiner, for himself, his successors and assigns, and all Persons claiming by, through or under any of them, hereby waives, releases and forever discharges the Non-Debtor Enron Entities Released Parties from the Examiner Causes of Action; provided, however, that, except as otherwise provided herein, the Examiner does not hereby waive, release or discharge any of the Non-Debtor Enron Entities Released Parties from any of their other obligations under: (i) this Settlement Agreement, (ii) the NewPower Plan, (iii) the NewPower Confirmation Order, (iv) the Enron Plan, (v) the Enron Confirmation Order, or (vi) the Interim Distribution Order; and, provided, further, that nothing herein is intended, or shall be construed, as a release, waiver or discharge of any claim, objection, demand, action, right, remedy or cause of action of any kind or nature the Examiner may be authorized to investigate and pursue under the Examiner Order against any Person other than the Enron Released Parties and the Non-Debtor Enron Entities Released Parties, including, without limitation, Lou Pai and Lanna Pai.

              3.5 Advice of Counsel. The consequences of the foregoing waiver and release provisions have been explained to each of the Parties by their respective counsel. Each of the Parties acknowledges that it may hereafter discover facts different from, or in addition to, those which they now know or believe to be true with respect to the Enron Causes of Action, the Non-Debtor Enron Entities Causes of Action, the NewPower Causes of Action, or the Examiner Causes of Action, and agree that this Settlement Agreement and the releases contained herein shall remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

              3.6 Scope of Waivers and Releases. To the extent Applicable Law would not otherwise recognize the provisions of Sections 3.1, 3.2, 3.3 or 3.4 hereof as constituting a full and final release applying to all unknown and unanticipated Enron Causes of Action, Non-Debtor Enron Entities Causes of Action, NewPower Causes of Action, or Examiner Causes of Action, as well as those now known or disclosed, the Parties hereby expressly waive all rights or benefits which any of them may have now or in the future under any such Applicable Law.

                                  ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES/COVENANTS

              4.1 Due Organization, Standing and Authority.

                  a. NewPower, NewPower Holdings, and TNPC Holdings are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their formation, and each have all necessary power and authority to execute, deliver and perform its obligations under this Settlement Agreement as contemplated by its formation agreements, by-laws, or other charter, organizational or governing documents (collectively, the "NewPower Governing Documents"), subject to entry of the Bankruptcy Court Approvals. The natural person signing this Settlement Agreement on behalf of NewPower, NewPower Holdings, and TNPC Holdings was duly authorized to do so on the date this Settlement Agreement was executed by such natural person.

                  b. ENE, ENA, EESI, EPMI, EESLLC, and each of the Non-Debtor Enron Entities is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and each have all necessary power and authority to execute, deliver and perform its obligations under this Settlement Agreement as contemplated by its formation agreements, by-laws, or other charter, organizational or governing documents (collectively, the "Enron Governing Documents"), subject to entry of the Bankruptcy Court Approvals. The natural person signing this Settlement Agreement on behalf of ENE, ENA, EESI, EPMI, EESLLC, and each of the Non-Debtor Enron Entities was duly authorized to do so on the date this Settlement Agreement was executed by such natural person.

              4.2 Authorization and Validity of Agreement.

                  a. Subject to entry of the Bankruptcy Court Approvals, the execution, delivery and performance of this Settlement Agreement (a) are within the powers of NewPower, NewPower Holdings, and TNPC Holdings, (b) have been duly authorized by all necessary action on their behalf and all necessary consents or approvals have been obtained and are in full force and effect, and (c) do not violate any of the terms and conditions of (i) any of the NewPower Governing Documents, (ii) any Applicable Law, or (iii) any contracts to which any NewPower entity is a party.

                  b. Subject to entry of the Bankruptcy Court Approvals, the execution, delivery and performance of this Settlement Agreement (a) are within the powers of ENE, ENA, EESI, EPMI, EESLLC, and each of the Non-Debtor Enron Entities, (b) have been duly authorized by all necessary action on their behalf and all necessary consents or approvals have been obtained and are in full force and effect, and (c) do not violate any of the terms and conditions of (i) any of the Enron Governing Documents, (ii) any Applicable Law, or (iii) any contracts to which any Enron entity or Non-Debtor Enron Entity is a party.

              4.3 Enforceability. Enron, the Non-Debtor Enron Entities, NewPower, and the Examiner each warrant and represent to the other Parties that, subject to the approval of the NewPower Bankruptcy Court and the Enron Bankruptcy Court, this Settlement Agreement has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms and the terms of the Bankruptcy Court Approvals.

              4.4 Account Balances

                  a. NewPower warrants and represents to the other Parties that, as of June 30, 2006, the balance of the Enron Reserve was $31,169,375.49.

                  b. NewPower warrants and represents to the other Parties that, as of June 30, 2006, the balance of the NewPower Money Market Account was $16,277,571.50.

              4.5 Acknowledgments of Parties.

                  a. NewPower and the Examiner each acknowledges that (i) ENE, ENA, EESI, EPMI, EESLLC, and/or certain of their Affiliates are currently, or have been, subject to pending investigations by Governmental Entities, including, without limitation, investigations by the Federal Energy Regulatory Commission, the United States House of Representatives and United States Senate (collectively, "Congress"), and the State of California, in relation to ENE's and/or certain of its Affiliates' conduct in connection with the wholesale electric power and gas markets, and could be subject to further investigations and proceedings by the same or other Governmental Entities;
(ii) there are pending and may be future investigations or proceedings by Governmental Entities relating to the wholesale electric power or gas markets (all such pending and future investigations and proceedings described in (i) and (ii) collectively, the "Enron Investigations"); (iii) the course of the Enron Investigations and the results thereof cannot be predicted; (iv) the knowledge of ENE ENA, EESI, EPMI, EESLLC, and/or certain of their Affiliates or their current or past employees regarding the facts and circumstances relevant to such Enron Investigations is incomplete, and additional facts and circumstances may be discovered and disclosed as a result of such Enron Investigations; and (v) in connection with such Enron Investigations, certain Governmental Entities have the authority, among other things, to award damages, grant restitution, or order refunds, rebates, past or future rate reductions or adjustments, charges, fees, assessments, lost profits, adders, surcharges or penalties. The foregoing matters, including the Enron Investigations, shall be collectively referred to in this Settlement Agreement as the "Enron Investigative Matters."

                  b. Each of the Parties acknowledges that: (i) it has relied on its own independent investigation of the Enron Claims, the Enron Equity Interests, and the Pending Litigation in determining whether or not to enter into this Settlement Agreement except as set forth herein; (ii) it has conducted its own due diligence, including a review of the Enron Claims, the Enron Equity Interests, the Pending Litigation, and Applicable Law in connection therewith, as well as undertaken the opportunity to review information, ask questions and receive answers concerning the Enron Claims, the Enron Equity Interests, the Pending Litigation, the Enron Investigative Matters and the terms and conditions of this Settlement Agreement; and (iii) it possesses the knowledge, experience and sophistication to allow it to fully evaluate and accept the merits and risks of entering into this Settlement Agreement.



                                   ARTICLE V
                           EFFECTIVENESS/TERMINATION

              5.1 Effective Date of Settlement Agreement. The Effective Date shall be the first Business Day upon which each of the following events has occurred: (i) the Settlement Agreement has been duly executed and delivered by each of the Parties; (ii) the NewPower Bankruptcy Court has entered a Final Order approving the Settlement Agreement (the "NewPower Settlement Order"); and (iii) the Enron Bankruptcy Court has entered a Final Order approving the Settlement Agreement (the "Enron Settlement Order" and, collectively with the NewPower Settlement Order, the "Bankruptcy Court Approvals"); provided, however, that Sections 5.3 and 6.8 hereof shall be effective against, and enforceable by, the Parties immediately upon execution of this Settlement Agreement and without regard to entry of the Bankruptcy Court Approvals; and, provided, further, that the Effective Date shall not be in any way conditioned upon entry of the Final Distribution Order, as defined in Section 5.3(c) hereof.

              5.2 Termination of Settlement Agreement. In the event that, on or prior to October 31, 2006, either the NewPower Settlement Order is not entered by the NewPower Bankruptcy Court, or the Enron Settlement Order is not entered by the Enron Bankruptcy Court, this Settlement Agreement shall be null and void, all rights, claims, objections, remedies and defenses available to any of the Parties shall be fully preserved, no statements, representations or admissions made in this Settlement Agreement, in any 9019 Motions or pleadings relating thereto, or in any hearings or proceedings relating to court approval of this Settlement Agreement will be admissible against, binding upon or enforceable against any of the Parties, and none of the Parties hereto shall have any further obligation to any of the other Parties arising out of this Settlement Agreement; provided, however, that the date set forth above may be extended if agreed to, in writing, by each of the Parties.

              5.3 Motions to Approve Settlement Agreement/Interim
Funding/Final Distribution Order. On or before the expiration of five (5) Business Days following execution and delivery of this Settlement Agreement by each of the Parties:

                  a. NewPower and the Examiner shall jointly file a motion (the "NewPower 9019 Motion") in the NewPower Bankruptcy Court, seeking entry of an order by the NewPower Bankruptcy Court (i) approving and authorizing the consummation of the Settlement Agreement pursuant to Bankruptcy Rule 9019, including, without limitation, obtaining approval to make the Subsequent NewPower Distribution in accordance with the provisions of Section 2.3(a) hereof, and (ii) declaring the Enron Equity Interests to be Allowed and eligible for immediate and future distributions as contemplated in the NewPower Plan, the NewPower Confirmation Order, and the Interim Distribution Order.

                  b. Enron shall file a motion (the "Enron 9019 Motion") in the Enron Bankruptcy Court, seeking entry of an order by the Enron Bankruptcy Court approving the Settlement Agreement pursuant to Bankruptcy Rule 9019.

                  c. NewPower shall file a motion in the NewPower Bankruptcy Court seeking entry of an order (the "Final Distribution Order") by the NewPower Bankruptcy Court including, without limitation, directing NewPower to make final distributions to all holders of equity in the NewPower Chapter 11 Cases and such other relief as may be requested.

If any type of objection or other resistance is filed, or appeal is taken, concerning either the NewPower 9019 Motion or the Enron 9019 Motion (collectively, the "9019 Motions"), each of the Parties hereto shall, jointly or individually, respond to said objection, resistance, or appeal and vigorously seek entry of, or in the case of an appeal, affirmance of, orders approving the 9019 Motions and this Settlement Agreement.

                                  ARTICLE VI
                                 MISCELLANEOUS

              6.1 Recitals Not Admissions. The recitals set forth beginning on page 1 of this Settlement Agreement are intended for informational purposes and as background only and are not intended, and shall not be construed, as admissions or stipulations of fact by any Party.

              6.2 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when personally delivered; (ii) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first Business Day thereafter, if transmitted by facsimile or telecopier with confirmation of receipt; (iii) upon receipt when mailed by certified mail, return receipt requested, postage prepaid; or (iv) upon receipt when sent by overnight courier; in each case, to the following addresses, or to such other addresses as a Party may from time to time specify by notice to the other Parties given pursuant hereto.

                  a.   If to Enron, to:

                       Enron Corp.
                       1221 Lamar, Suite 1600
                       Houston, TX  77010
                       Attention: Edward Baughman
                       Telecopier No.: (713) 646-2555
                       with a copy to:

                       Enron Corp.
                       1221 Lamar, Suite 1600
                       Houston, TX  77010
                       Attention: Randy Pais/Legal Department
                       Telecopier No.: (713) 646-3490

                       and

                       Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, NY 10153
                       Brian S. Rosen, Esq.
                       Telecopier No.:  (212) 310-8007

                  b.   If to the Non-Debtor Enron Entities, to:

                       Enron Corp.
                       1221 Lamar, Suite 1600
                       Houston, TX  77010
                       Attention: Edward Baughman
                       Telecopier No.: (713) 646-2555

                       with a copy to:

                       Enron Corp.
                       1221 Lamar, Suite 1600
                       Houston, TX  77010
                       Attention: Randy Pais/Legal Department
                       Telecopier No.: (713) 646-3490

                       and

                       Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, NY 10153
                       Brian S. Rosen, Esq.
                       Telecopier No.:  (212) 310-8007

                  c.   If to NewPower, to:

                       The NewPower Company
                       P.O. Box 17296
                       Stamford, CT  06907
                       Attn: Patty Foster
                       Telecopier No.: (203) 329-8413

                       With a copy to:

                       Geoffrey T. Raicht, Esq.
                       Sidley Austin LLP
                       787 Seventh Avenue
                       New York, NY  10019
                       Telecopier No.: (212) 839-5599

                  d.   If to the Examiner, to:

                       Rufus T. Dorsey, IV, Esq.
                       1500 Marquis Two Tower
                       285 Peachtree Center Avenue
                       Atlanta, Georgia  30303
                       Telecopier No.: (404) 522-8409

                       With a copy to:

                       William J. Holley, Esq.
                       Jack C. Basham, Jr., Esq.
                       Parker Hudson Rainer & Dobbs LLP
                       1500 Marquis Two Tower
                       285 Peachtree Center Avenue
                       Atlanta, Georgia  30303
                       Telecopier No.: (404) 522-8409

              6.3 Intended Beneficiaries. To the extent that this Settlement Agreement inures to the benefit of Persons not signatories hereto, such persons shall be deemed to be intended beneficiaries, and this Settlement Agreement is hereby declared to be made in and for their respective benefits and uses.

              6.4 Governing Law. THIS SETTLEMENT AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

              6.5 Jurisdiction. THE PARTIES ACKNOWLEDGE AND AGREE THAT JURISDICTION OVER THIS SETTLEMENT AGREEMENT SHALL EXIST IN THE BANKRUPTCY COURT OF THE PARTY AGAINST WHICH THE OTHER PARTY IS SEEKING RELIEF RELATED TO THIS SETTLEMENT AGREEMENT AND THAT ANY CLAIMS ARISING OUT OF OR RELATED IN ANY MANNER TO THIS SETTLEMENT AGREEMENT SHALL BE PROPERLY BROUGHT ONLY BEFORE SUCH BANKRUPTCY COURT. IF AND TO THE EXTENT THAT THE ENRON CHAPTER 11 CASE IS CLOSED OR DISMISSED AND A REQUEST FOR RELIEF WOULD OTHERWISE BE BROUGHT IN THE ENRON BANKRUPTCY COURT IF THE ENRON CHAPTER 11 CASE WAS NOT

CLOSED OR DISMISSED, THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION OVER THIS SETTLEMENT AGREEMENT AND ANY SUCH CLAIMS. IF AND TO THE EXTENT THAT THE NEWPOWER CHAPTER 11 CASE IS CLOSED OR DISMISSED AND A REQUEST FOR RELIEF WOULD OTHERWISE BE BROUGHT IN THE NEWPOWER BANKRUPTCY COURT IF THE NEWPOWER CHAPTER 11 CASE WAS NOT CLOSED OR DISMISSED, THE COURTS OF THE STATE OF GEORGIA AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA LOCATED IN ATLANTA, GEORGIA, SHALL HAVE EXCLUSIVE JURISDICTION OVER THIS SETTLEMENT AGREEMENT AND ANY SUCH CLAIMS.

              6.6 Entire Agreement. This Settlement Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, express or implied, with respect to the subject matter hereof; provided, however, that, except as expressly provided herein, nothing contained herein shall be construed or deemed to affect the finality or enforceability of the First NewPower Settlement, the First NewPower Settlement Order, the Second NewPower Settlement, or the Second NewPower Settlement Order.

              6.7 Severability. In case any provision of this Settlement Agreement shall be determined to be invalid, illegal or unenforceable for any reason, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and the remaining provisions of this Settlement Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by Applicable Law.

              6.8 Reliance on Representations. Each Party hereby expressly warrants and represents to the other that no promise or agreement that is not expressed herein has been made to him, her or it to induce such Party to execute this Settlement Agreement. Except as provided in Section 6.1 hereof, the Parties agree and stipulate that all representations, warranties, agreements, covenants, and obligations herein are material, shall be deemed to have been relied upon by the other Parties, and shall survive the Effective Date.

              6.9 Successors and Assigns. This Settlement Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. Notwithstanding the foregoing, no Party hereto may assign any of its rights or obligations hereunder without the written consent of all of the other Parties.

              6.10 No Admission of Liability. This Settlement Agreement is not an admission of any liability by any Party but is a compromise, and this Settlement Agreement shall not be treated as an admission of liability. All communications (whether oral or in writing) between and/or among the Parties, their counsel and/or their respective representatives relating to, concerning or in connection with this Settlement Agreement, or the negotiation of its terms, shall be governed and protected in accordance with the Federal Rule of Evidence 408, New York Civil Practice Law and Rules Section 4547, and/or to the fullest extent permitted by Applicable Law.

              6.11 No Assignment of Claims. Each Party represents and warrants that, as to the Enron Released Claims, the Non-Debtor Entities' Released Claims, the NewPower Released Claims, and the Examiner Released Claims released herein by such Party, it is the only Person who, to its knowledge, has any interest in such claims and that none of such claims, nor any part thereof, have been assigned, granted or transferred in any way to any Person.

              6.12 Interpretation. This Settlement Agreement has been jointly drafted by the Parties at arm's-length, and each Party has had ample opportunity to consult with independent legal counsel. No provision or ambiguity in this Settlement Agreement shall be resolved against any Party solely by virtue of its participation in the drafting of this Settlement Agreement.

              6.13 Attorney's Fees. Each Party shall be responsible for the payment of (a) its own costs and expenses (including reasonable attorneys' fees), and (b) all of its costs and expenses (including reasonable attorneys'
fees) in connection with the matters referred to in this Settlement Agreement and the Pending Litigation; provided, however, that, in any action or proceeding to enforce the terms and provisions of this Settlement Agreement, the prevailing Party shall be entitled to payment of the reasonable costs and expenses (including reasonable attorneys' fees) incurred by such Party in connection with such action or proceeding against a Party determined to be in violation hereof; and, provided, further, that the foregoing shall be without prejudice to the rights of (i) the Examiner to seek reimbursement of attorneys' fees and expenses from the NewPower chapter 11 estate in all circumstances and (ii) any party in interest to deny such request or interpose an objection thereto; and, provided, further, that, under no circumstances, shall the Examiner be responsible for or held to be in default in the event that the NewPower Bankruptcy Court does not enter the Final Distribution Order.

              6.14 Captions. The captions of this Settlement Agreement are for convenience only and are not a part of this Settlement Agreement and do not in any way limit or amplify the terms and provisions of this Settlement Agreement and shall have no effect on its interpretation.

              6.15 Counterparts. This Settlement Agreement may be executed in counterparts, by either an original signature or signature transmitted by facsimile transmission or other similar process and each copy so executed shall be deemed to be an original and all copies so executed shall constitute one and the same agreement.

              6.16 Facsimile Signatures. This Settlement Agreement may be executed by facsimile signatures, and such facsimile signatures will be deemed to be as valid as an original signature whether or not confirmed by delivering the original signatures in person, by courier or by mail, although it is the Parties' intentions to deliver original signatures after delivery of facsimile signatures.

              6.17 No Waiver. No waiver or indulgence of any breach or series of breaches of this Settlement Agreement (a) shall be deemed a waiver of any other breach of this Settlement Agreement, including, without limitation, a subsequent breach of the same provision of this Settlement Agreement or any of its other provisions or (b) shall otherwise affect the enforceability of any provision of this Settlement Agreement.

              6.18 Written Amendment. This Settlement Agreement may not be supplemented or changed orally. No modification of the terms and conditions of this Settlement Agreement shall be made except by the execution and delivery by all Parties of a written agreement.

              6.19 No Preclusive Effect. Nothing contained in this Settlement Agreement, the settlement contemplated hereby, the Bankruptcy Court Approvals, or the allowance of the Enron Claim and the Enron Equity Interests is intended, or shall be deemed, to have any res judicata, collateral estoppel or any preclusive or evidentiary effect whatsoever on, or impair, restrict or affect in any manner whatever, the rights, claims, counterclaims, remedies, defenses, objections, actions, causes of action, and suits of any of the Parties as to any Person other than a Party.

                  IN WITNESS WHEREOF, THE PARTIES HERETO have hereby executed this Settlement Agreement on the date shown beside their signature.

                                                     THE NEW POWER COMPANY


                                                     By:/s/ M. Patricia Foster
                                                        ----------------------

                                                     Name:  M. Patricia Foster
                                                     Title: President & CEO



                                                     NEWPOWER HOLDINGS, INC.


                                                     By:/s/ M. Patricia Foster
                                                        ----------------------
                                                     Name:  M. Patricia Foster
                                                     Title: President & CEO



                                                     TNPC HOLDINGS, INC.


                                                     By:/s/ M. Patricia Foster
                                                        ----------------------
                                                     Name:  M. Patricia Foster
                                                     Title: President & CEO

                                         RUFUS T. DORSEY, IV, AS EXAMINER FOR
                                         NEWPOWER HOLDINGS, INC. AND TNPC
                                         HOLDINGS, INC.

                                         By:/s/ Rufus T. Dorsey, IV
                                            ------------------------

                                         Name: Rufus T. Dorsey

                                         Title: As Examiner



                                         ENRON CORP.

                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:    K. Wade Cline

                                         Title:   Managing Director and
                                                  General Counsel



                                         ENRON NORTH AMERICA CORP.

                                         By:/s/ K. Wade Cline
                                            -----------------
                                         Name:  K. Wade Cline

                                         Title: Vice President



                                         ENRON ENERGY SERVICES, INC.


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Chief Executive Officer

                                         ENRON POWER MARKETING, INC.


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Vice President



                                         ENRON ENERGY SERVICES, LLC
                                         By: Enron Corp., its Sole Member


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel



                                         CORTEZ ENERGY SERVICES, LLC
                                         By: Enron Energy Services, LLC, its
                                         Managing Member
                                         By: Enron Corp., its Sole Member


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel



                                         McGARRET I, LLC
                                         By: Enron Energy Services, LLC, its
                                         Managing Member
                                         By: Enron Corp., its Sole Member

                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel

                                         McGARRET II, LLC
                                         By: Enron Energy Services, LLC, its
                                         Managing Member
                                         By: Enron Corp., its Sole Member


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel


                                         McGARRET III, LLC
                                         By: Enron Energy Services, LLC, its
                                         Managing Member
                                         By: Enron Corp., its Sole Member


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel



                                         EES WARRANT TRUST
                                         By: Enron Energy Services, LLC, the
                                         Class A Beneficial Interest Member
                                         By: Enron Corp., its Sole Member


                                         By:/s/ K. Wade Cline
                                            -----------------

                                         Name:  K. Wade Cline

                                         Title: Managing Director and
                                                General Counsel

                                   EXHIBIT A

RUFUS T. DORSEY, IV
Court-Approved Examiner for NewPower
Holdings, Inc. and TNPC Holdings, Inc.
1500 Marquis Two Tower
285 Peachtree Center Avenue, N.E.
Atlanta, Georgia 30303
(404) 523-5300

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------
In re                                              :    Chapter 11
                                                   :
ENRON CORP., et al.,                               :
                                                   :    Case No. 01-16034 (AJG)
                 Debtors                           :
---------------------------------------------------     Jointly Administered
RUFUS T. DORSEY, IV, EXAMINER FOR                  :    Adversary Proceeding
NEWPOWER HOLDINGS, INC. AND                        :
TNPC HOLDINGS, INC.                                :
                                                   :
                 Plaintiff,                        :    No. 04-04303
         v.                                        :
                                                   :
ENRON CORP., et al.,                               :
                                                   :
                 Defendants.                       :
---------------------------------------------------

                PLAINTIFF'S NOTICE OF DISMISSAL WITH PREJUDICE

TO THE HONORABLE ARTHUR J. GONZALEZ,
UNITED STATES BANKRUPTCY JUDGE:

              Rufus T. Dorsey, IV, court-approved examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc., as Plaintiff in the above-entitled adversary proceeding, hereby dismisses this adversary proceeding with prejudice.


Dated:   New York, New York
         _____________, 2006

                                DRAFT
                                ----------------------------------
                                RUFUS T. DORSEY, IV
                                Court-approved Examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc.

                                1500 Marquis Two Tower
                                295 Peachtree Center Avenue, N.E.
                                Atlanta, Georgia 30303
                                (404) 523-5300



SO ORDERED this _______ day of October, 2006.



-----------------------------------------
Honorable Arthur J. Gonzalez
United States Bankruptcy Judge

                                   EXHIBIT B

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION



In re                               )       Chapter 11
                                    )
THE NEW POWER COMPANY, et al.,      )       Jointly Administered
                       -- ---       )
                                    )
                  Debtors.          )       Case Nos. 02-10835 through 02-10837
                                    )
____________________________________)       Judge W. Homer Drake, Jr.


                    WITHDRAWAL WITH PREJUDICE OF OBJECTION
               OF EXAMINER TO EQUITY INTERESTS OF ENRON PARTIES

              Rufus T. Dorsey,. IV, court-approved examiner for the Debtors NewPower Holdings, Inc. and TNPC Holdings, Inc. (the "Examiner") hereby withdraws, with prejudice, the Objection of Examiner to Equity Interests of Enron Parties [Docket No. _____] filed by the Examiner on March 23, 2005.

              Respectfully submitted, this ____ day of __________, 2006


                                      DRAFT
                                 ----------------------------------------------
                                 RUFUS T. DORSEY, IV
                                 Court-approved Examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc.

                                 1500 Marquis Two Tower
                                 295 Peachtree Center Avenue, N.E.
                                 Atlanta, Georgia 30303
                                (404) 523-5300



SO ORDERED this _______ day of October, 2006.



---------------------------------------------
Honorable W. Homer Drake, Jr.
United States Bankruptcy Judge

                                   EXHIBIT C

WEIL, GOTSHAL & MANGES LLP
Attorneys for the Reorganized Debtors
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
Martin J. Bienenstock (MB 3001)
Brian S. Rosen (BR 0571)
Melanie Gray

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------
In re                                      :        Chapter 11
                                           :
ENRON CORP., et al.,                       :
                                           :        Case No. 01-16034 (AJG)
                 Debtors                   :
-------------------------------------------         Jointly Administered
RUFUS T. DORSEY, IV, EXAMINER FOR          :        Adversary Proceeding
NEWPOWER HOLDINGS, INC. AND                :
TNPC HOLDINGS, INC.                        :
                                           :
                 Plaintiff,                :        No. 04-04303
         v.                                :
                                           :
ENRON CORP., et al.,                       :
                                           :
                 Defendants.               :
------------------------------------------

           DEFENDANTS' NOTICE OF WITHDRAWAL WITH PREJUDICE OF MOTION
          FOR ENTRY OF AN ORDER ENFORCING THE AUTOMATIC STAY AND THE
              CONFIRMATION ORDER AND IMPOSING SANCTIONS AND CIVIL
              PENALTIES FOR KNOWING AND WILLFUL VIOLATIONS OF THE
                 AUTOMATIC STAY AND THIS COURT'S PRIOR ORDERS

TO THE HONORABLE ARTHUR J. GONZALEZ,
UNITED STATES BANKRUPTCY JUDGE:

          Enron Corp. ("ENE"), Enron North America Corp. ("ENA"), Enron Energy Services, Inc., ("EESI") Enron Power Marketing, Inc. ("EPMI"), and Enron Energy Services, LLC, ("EES") (collectively, "Enron") and Cortez Energy Services, LLC, McGarret I, LLC, McGarret II, LLC, McGarret III, LLC., and EES Warrant Trust (collectively with Enron, the

"Defendants" or the "Reorganized Debtors") hereby withdraw, with prejudice, the April 13, 2005 Motion for Entry of an order Enforcing the Automatic Stay and the Confirmation Order and Imposing Sanctions and Civil Penalties for Knowing and Willful Violations of the Automatic Stay and this Court's Prior Orders [Docket No. ______].

Dated:   New York, New York
         _____________, 2006

                                      By:               DRAFT
                                            -----------------------------------
                                            Martin J. Bienenstock (MB 3001)
                                            Brian S. Rosen (BR 0571)
                                            Stephen T. Loden (pro hac vice)
                                            WEIL, GOTSHAL & MANGES LLP
                                            767 Fifth Avenue
                                            New York, New York  10153
                                            Telephone:  (212) 310-8000
                                            Facsimile:  (212) 310-8007

                                            ATTORNEYS FOR DEFENDANTS



SO ORDERED this _______ day of October, 2006.



---------------------------------------
Honorable Arthur J. Gonzalez
United States Bankruptcy Judge



                                      2